EXHIBIT 10.2

                               FORM OF DEBENTURE



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NEITHER THESE  SECURITIES  NOR THE  SECURITIES  INTO WHICH THESE  SECURITIES ARE
CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THIS DEBENTURE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF APRIL 25, 2006 AMONG GALAXY ENERGY CORPORATION, THE SUBORDINATED CREDITORS NAMED THEREIN, THE LENDERS NAMED THEREIN, AND PROMETHEAN ASSET MANAGEMENT L.L.C., TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS DEBENTURE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                                                Date of Issuance: April 25, 2006

                                                                     $
                                                                      ----------

                     15% SUBORDINATED CONVERTIBLE DEBENTURE
                              DUE OCTOBER 25, 2008

            THIS DEBENTURE is one of a series of duly authorized and issued 15% Subordinated Convertible Debentures of Galaxy Energy Corporation, a Colorado corporation, having a principal place of business at 1331 - 17th Street, Suite 1050, Denver, Colorado 80202 (the "COMPANY"), designated as its 15% Subordinated Convertible Debenture, due October 25, 2008 (the "DEBENTURES").

         FOR VALUE RECEIVED, the Company promises to pay to ________________ or its registered assigns (the "HOLDER"), the principal sum of $__________ on the Maturity Date (as defined herein), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 15% per annum, payable on each


Debenture - page 1

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Conversion  Date (as to that principal  amount then being  converted) and on the
Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day), in cash, so long as such payment shall not violate the terms of any provisions of the debt instruments and agreements with the holders of the Company's Senior Debt. Specifically, if any part of this Debenture shall be converted prior to the Maturity Date no interest on this Debenture shall be paid until the Maturity Date, which shall be automatically extended to the earliest date on which no Senior Debt is outstanding.

         In the event that any portion of this Debenture is paid after the date that is 30 months from the Original Issue Date, the Company shall pay an additional amount to the Holder equal to the product of (a) the principal amount of the Debenture being retired multiplied by (b) the sum of 25% plus .75% for each month (or part thereof) in excess of 30 months that the Debenture has remained outstanding.

         Interest shall be calculated on the basis of a 365-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted, provided that the Company in fact delivers the Underlying Shares within the time period required by Section 4(b)(i). Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of Debentures (the "DEBENTURE REGISTER").

         This Debenture is subject to the following additional provisions:

         SECTION 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

         SECTION 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

         SECTION 3.   EVENTS OF DEFAULT.

                  a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):



Debenture - page 2
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                           (i) any default in the payment of the  principal  of,
                  interest  on,  or  liquidated   damages  in  respect  of,  any
                  Debentures, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured, if possible to cure, within 3 days of notice of such default sent by the Holder; provided, that no notice need be given, nor any period allowed for cure, in the case of the failure to pay principal plus accrued interest on the Maturity Date;

                           (ii) the Company shall fail to observe or perform any
                  other covenant, agreement or warranty contained in, or otherwise commit any breach of any of the Transaction
                  Documents (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion or interest payment which breach is addressed in clause (x) below) which is not cured, if possible to cure, within 5 days of notice of such default sent by the Holder;

                           (iii) the  Company or any of its  subsidiaries  shall
                  commence, or there shall be commenced against the Company or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 30 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 30 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing;

                           (iv) the Company shall default in any of its obligations under any other Debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company in an amount exceeding
                  $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result




Debenture - page 3
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                  in  such  indebtedness  becoming  or  being  declared  due and payable prior to the date on which it would otherwise become due and payable; or

                           (v) an Event (as defined in the  Purchase  Agreement)
                  shall not have been cured to the satisfaction of the Holder prior to the expiration of thirty days from the Event Date (as defined in the Purchase Agreement).

                  (b) If any Event of Default occurs and is continuing, all amounts due under this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash. Interest shall accrue on the amounts due from the day after such amount is due (being the date of an Event of Default), retroactive to the Original Issue Date through the date of prepayment in full thereof in an amount equal to the 25% per annum, to accrue daily from the Original Issue Date through and including the date of payment. All Debentures for which the full prepayment price hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 4.   CONVERSION.

                  a) (i) At any time after the Closing Date, this Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time (subject to the limitations on conversion set forth in
                  Section 4(a)(ii) hereof), so long as such conversion shall not violate the terms of any provisions of the debt instruments and agreements with the holders of the Company's Senior Debt. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as ANNEX A (a "NOTICE OF CONVERSION"), specifying therein the principal amount of Debentures to be converted and the date on which such conversion is to be effected (a "CONVERSION DATE"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender Debentures to the Company unless the entire principal amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within 1




Debenture - page 4
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                  Business Day of receipt of such  notice.  In the event  of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a
                  portion  of   this   Debenture,  the  unpaid  and  unconverted
                  principal amount of this Debenture may be less than the amount stated on the face hereof.

                           (ii)  CONVERSION  LIMITATION.  The Company  shall not
                  effect any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, pursuant to Section 4(a)(i) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Debenture beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(a)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(a)(ii), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this



Debenture - page 5
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                  Debenture,  by the Holder or its affiliates  since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(a)(ii) may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Company, and the provisions of this Section 4(a)(iiii) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

                                    In  addition,  the Company  shall not effect
                  any conversion of this Debenture, and the Holder shall not have the right to convert any portion of this Debenture, pursuant to Section 4(a)(i) or otherwise, to the extent that after giving effect to such conversion of this Debenture and any other Debentures issued under the Purchase Agreement, and the exercise of any of the Warrants issued under the Purchase Agreement, the Company will have issued in the aggregate a number of shares of its Common Stock that is 20% or more of the number of shares of the Common Stock.

                           (iii) UNDERLYING SHARES ISSUABLE UPON CONVERSION OF PRINCIPAL AMOUNT. The number of shares of Common Stock issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted by (y) the Set Price.

                  (b) (i) Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Underlying Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of Debentures (including, if so timely elected by the Company, shares of Common Stock representing the payment of accrued interest) and (B) a bank check in the amount of accrued and unpaid interest (if the Company is required to pay accrued interest in cash). The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the fifth Trading Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of Debentures tendered for conversion.

                           (ii) If the  Company  fails for any reason to deliver
                  to the Holder such  certificate  or  certificates  pursuant to
                  Section 4(b)(i) by the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of principal amount being converted, $50 per Trading Day (increasing to $100 per Trading Day after 3


Debenture - page 6
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                  Trading Days after such damages begin to accrue and increasing to $200 per Trading Day 6 Trading Days after such after such damages begin to accrue) for each Trading Day after such fifth
                  Trading  Day  until  such  certificates  are  delivered.   The
                  Company's obligations to issue and deliver the Underlying Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares; PROVIDED, HOWEVER, such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event a Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Debenture outstanding, which is subject to the injunction, which bond
                  shall   remain   in   effect   until   the    completion    of
                  arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 3 herein for the Company's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity
                  including,   without   limitation,   a  decree   of   specific
                  performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holders from seeking to enforce
                  damages   pursuant  to  any  other  Section  hereof  or  under
                  applicable law.

                           (iii) In addition to any other  rights  available  to
                  the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to
                  Section 4(b)(i) by the fifth Trading Day after the Conversion Date, and if after such fifth Trading Day the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "BUY-IN"), then the Company shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock



Debenture - page 7
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                  so  purchased  exceeds  (y) the  product of (1) the  aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the actual sale price of the Common Stock at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation and (B) at the option of the Holder, either reissue Debentures in principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its delivery requirements under Section 4(b)(i). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the actual sale price of the Underlying Shares at the time of the sale (including brokerage commissions, if any) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. Notwithstanding anything contained herein to the contrary, if a Holder requires the Company to make payment in respect of a Buy-In for the failure to timely deliver certificates hereunder and the Company timely pays in full such payment, the Company shall not be required to pay such Holder liquidated damages under Section 4(b)(ii) in respect of the certificates resulting in such Buy-In.

                  (c) (i) The conversion price in effect on any Conversion Date shall be equal to $1.56 (subject to adjustment herein)(the "SET PRICE").

                           (ii) If the Company, at any time while the Debentures
                  are outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Debenture, including as interest thereon), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Set Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                           (iii) If at any time while the Debentures are outstanding and during the period commencing from the Original Issue Date of this Debenture and ending upon the later of (A) 24 months from the Original Issue Date or (B) the completion



Debenture - page 8
                  of new financing of at least $25,000,000 at a stock price greater than 200% of the Set Price (the "FULL RATCHET ADJUSTMENT PERIOD"), the Company shall issue or sell, or in accordance with Section 4(c)(iv) hereof is deemed to have issued or sold, any shares of Common Stock by means of Capital Shares Equivalents (as defined in the Purchase Agreement), except for Excepted Issuances (as defined in Section 4(c)(iv)(E) hereof), for an effective consideration per share of less than the then Set Price or for no consideration (such lower price, the "BASE SHARE PRICE" and such issuances collectively,  a  "DILUTIVE  ISSUANCE"),  then,  the Set Price shall be reduced to equal the Base Share Price. Such adjustment shall be made whenever such shares of Common Stock or Capital Shares Equivalent are issued. If at any time while the Debentures are outstanding and during the period commencing after the Full Ratchet Adjustment Period the Company shall issue or sell, or in accordance with this
                  Section 4(c)(iv) hereof is deemed to have issued or sold by shares of Common Stock by means of Capital Shares Equivalents, except for Excepted Issuances (as defined in Section 4(c)(iv)(E) hereof), for a consideration less than the then Set Price or for no consideration, then, and thereafter successively upon each such issue, the Set Price shall be reduced as follows: (X) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Set Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Company upon such issue of additional shares of Common Stock; and (Y) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Set Price. The Company shall notify the Holder in writing, no later than the business day following the issuance of any Capital Shares or Capital Shares Equivalent subject to this section, indicating therein the adjusted Set Price.

                           (iv) For  purposes of  determining  the  adjusted Set
                  Price under Section 4(c)(iii) hereof, the following will be applicable:

                                    (A)  ISSUANCE OF RIGHTS OR  OPTIONS.  If the
                           Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or Capital Shares Equivalent (such warrants, rights and options to purchase Common Stock or Capital Shares Equivalent are hereinafter referred to as "OPTIONS") and the effective price per share for which Common Stock is issuable upon the exercise of such Options is less than the Set Price ("BELOW BASE PRICE OPTIONS"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full exercise, conversion or exchange of Capital Shares Equivalent, if applicable) will, as of the date of the issuance or grant of such Below Base Price Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Capital Shares Equivalent, if applicable) will be deemed to have been received by the



Debenture - page 9

                           Company. For purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon the exercise of such Below Base Price Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Below Base Price Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Base Price Options, plus, in the case of Capital Shares Equivalent issuable upon the exercise of such Below Base Price Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Capital Shares Equivalent first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Base Price Options (assuming full conversion of Capital Shares Equivalent, if applicable). No further adjustment to the Set Price will be made upon the actual issuance of such Common Stock or Convertible Securities upon the exercise of such Below Base Price Options or upon the exercise, conversion or exchange of Capital Shares Equivalent issuable upon exercise of such Below Base Price Options.

                                    (B) ISSUANCE OF CAPITAL  SHARES  EQUIVALENT.
                           If the Company in any manner issues or sells any Capital Shares Equivalent, whether or not immediately convertible (other than where the same are treated as Options or are issuable upon the exercise of Options under Section 4(c)(iv)(A)) and the effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Set Price, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Capital Shares Equivalent will, as of the date of the issuance of such Capital Shares Equivalent, be deemed to be outstanding and to have been issued and sold by the Company for such price per share and the maximum consideration payable to the Company upon such exercise (assuming full exercise, conversion or exchange of Capital Shares Equivalent, if applicable) will be deemed to have been received by the Company. For the purposes of the preceding sentence, the "effective price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Capital Shares Equivalent, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Capital Shares Equivalent first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Capital Shares Equivalent. No further adjustment to the Set Price will be made upon the actual



Debenture - page 10
                           issuance  of  such  Common   Stock   upon   exercise,
                           conversion   or  exchange  of  such  Capital   Shares
                           Equivalent.

                                    (C)  CHANGE  IN OPTION  PRICE OR  CONVERSION
                           RATE. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Capital Shares Equivalent; or (iii) the rate at which any Capital Shares Equivalent are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Set Price in effect at the time of such change will be readjusted to the Set Price which would have been in effect at such time had such Options or Capital Shares Equivalent still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                                    (D) CALCULATION OF  CONSIDERATION  RECEIVED.
                           If any Common Stock, Options or Capital Shares Equivalent are issued, granted or sold for cash, the consideration received therefor for purposes of this Debenture will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Capital Shares
                           Equivalent are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (closing bid price, if traded on any market) thereof as of the date of receipt. In case any Common Stock, Options or Capital Shares Equivalent are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Capital Shares Equivalent, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

                                    (E) EXCEPTED ISSUANCES.  Notwithstanding the
                           foregoing,  no  adjustment  will be made  under  this
                           Section 4(c)(iii) in respect of (1) the granting or exercise of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of



Debenture - page 11
                           the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (2) the conversion of the Debentures or any Debentures of this series or of any other series or the conversion or exercise of any other security issued by the Company in connection with the offer and sale of the Company's securities pursuant to the Purchase Agreement, (3) the amendment, exercise, conversion or redemption of any Capital Shares Equivalent or Options issued and outstanding on the Original Issue Date, (4) the payment of interest on any Senior Debt in shares of the Company's Common Stock, (5) the issuance of any shares or Capital Shares Equivalent pursuant to the terms of any convertible securities issued and outstanding on the Original Issue Date, or (6) the issuance of securities in connection with acquisitions or strategic investments, the primary purpose of which is not to raise capital.

                           (v) All  calculations  under this  Section 4 shall be
                  made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

                           (vi)  Whenever the Set Price is adjusted  pursuant to
                  Section 4(c), the Company shall promptly mail to each Holder a notice setting forth the Set Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Capital Shares or Capital Shares Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

                           (vii) If (A) the Company shall declare a dividend (or
                  any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 10 Business Days prior to the applicable record or effective



Debenture - page 12
                  date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 20-day period commencing the date of such notice to the effective date of the event triggering such notice.

                           (viii)  If,  at any  time  while  this  Debenture  is
                  outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (C) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "ALTERNATE CONSIDERATION"). For purposes of any such conversion, the determination of the Set Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Set Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder's right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected


Debenture - page 13
                  shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control Transaction, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Debenture from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the 105% of the remaining unconverted principal amount of this Debenture on the date of such request, plus all accrued and unpaid interest thereon, plus all other accrued and unpaid amounts due hereunder.

                  (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(b)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

                  (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

                  (f) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


Debenture - page 14

                  (g) Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (303) 293-2417, ATTN: MARC E. BRUNER or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or
         (iv) upon actual receipt by the party to whom such notice is required to be given.

         SECTION 5. DEFINITIONS. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                  "CHANGE OF CONTROL TRANSACTION" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, or (ii) the sale by the Company of all or substantially all of its assets in one or a series of related transactions.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock, $.001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.



Debenture - page 15

                  "CONVERSION DATE" shall have the meaning set forth in Section 4(a)(i) hereof.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "MATURITY DATE" shall mean 30 months from the Original Issue Date, unless payment of amounts due under this Debenture shall violate the terms of any provisions of the debt instruments and agreements with the holders of the Company's Senior Debt, thereby automatically extending such date to the earliest date on which no Senior Debt is outstanding.

                  "ORIGINAL ISSUE DATE" shall mean the date of the first issuance of the Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

                  "PERSON" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

                  "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of April 25, 2006, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SET  PRICE"  shall  have the  meaning  set  forth in  Section
         4(c)(i).

                  "SENIOR DEBT" shall be all of the  indebtedness  identified in
         Schedule 3.1(x) to the Purchase Agreement.

                  "TRADING DAY" means (a) a day on which the shares of Common Stock are traded on a Principal Market on which the shares of Common Stock are then listed or quoted, or (b) if the shares of Common Stock are not quoted on a Principal Market, a day on which the shares of Common Stock are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, that in the event that the shares of Common Stock are not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean a Business Day.

                  "TRANSACTION DOCUMENTS" shall have the meaning set forth in the Purchase Agreement.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of Debentures or as payment of interest in accordance with the terms hereof.



Debenture - page 16

                  "UNDERLYING SHARES REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Purchase Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

                  "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

      SECTION 6. This Debenture is a direct debt obligation of the Company. This Debenture ranks PARI PASSU with all other Debentures now or hereafter issued under the terms set forth herein.

      SECTION 7. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      SECTION 8.  [INTENTIONALLY OMITTED]

      SECTION 9. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this


Debenture - page 17

Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      SECTION 10. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

      SECTION 11. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

      SECTION 12. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.


                              *********************







Debenture - page 18

         IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

                                    GALAXY ENERGY CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                     ANNEX A

                              NOTICE OF CONVERSION


The undersigned hereby elects to convert principal under the 15% Subordinated Convertible Debenture of Galaxy Energy Corporation (the "Company"), due on October 25, 2008, into shares of common stock, $.001 par value per share (the "COMMON STOCK"), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Company's Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Debenture.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:
                             Date to Effect Conversion:

                             Principal Amount of Debentures to be Converted:

                             Payment of Interest in Common Stock __ yes __ no
                                 If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

                             Number of shares of Common  Stock to be issued:


                             Signature:

                             Name:

                             Delivery address for physical delivery:

                             DTC DWAC Account for electronic delivery:


Contact information in case of questions:

                                   SCHEDULE 1

                               CONVERSION SCHEDULE

15% Subordinated Convertible Debentures due on October 25, 2008, in the aggregate principal amount of $____________ issued by Galaxy Energy Corporation This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

                                     Dated:


================================================================================================================

                                                             Aggregate Principal
                                                              Amount Remaining
      Date of Conversion                                        Subsequent to
(or for first entry, Original     Amount of Conversion            Conversion
         Issue Date)               Principal Amount)             (or original              Company Attest
----------------------------------------------------------------------------------------------------------------



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